EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, William Ostrander, Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer) of Scorpius Holdings, Inc. (the “Company”), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.

The Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2024 (the “Form 10-Q”) fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented.

Date: November 14, 2024	By:	/s/ William Ostrander
Name: William Ostrander
Title: Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)